UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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American Realty Capital Trust, Inc.

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AN IMPORTANT MESSAGE FOR ALL ARCT STOCKHOLDERS MAKE YOUR VOTE COUNT At the January 16, 2013, Special Meeting of ARCT Stockholders Vote FOR the Proposal to Approve the Merger with Realty Income On the WHITE Proxy Card Today Your participation in the vote is requested. Please vote your shares today. Maximize the value of your investment in ARCT Three Easy Ways to Vote: 1. Vote by Telephone. Call toll free: (800) 690-6903. Have your control number in hand. Follow the instructions provided. 2. Vote by Internet. Log onto the website: www.proxyvote.com. Have your control number in hand. Follow the instructions provided. 3. Vote by Mail. Mark, sign, date and return the WHITE proxy card in the postage-paid envelope provided. Stockholders are urged to vote promptly. American Realty Capital Trust, Inc. 405 Park Avenue 14th Floor New York, NY 10022 www.arctreit.com

American Realty Capital Trust, Inc. Make Your Vote Count VOTE THE WHITE PROXY CARD TODAY Premium Valuation: Realty Income is valuing ARCT’s assets at a significantly higher price that represents an exceptional capitalization rate and is lower than ARCT’s cost basis. As of the date of announcement, this represented the lowest capitalization rate for similar net lease REIT transactions. Ideal Strategic Buyer: Realty Income represents the ideal strategic buyer given their business focus, size and scale, investment grade balance sheet, cost of capital and share liquidity. Comprehensive Strategic Process: ARCT undertook a comprehensive process to evaluate strategic alternatives to create stockholder value. Following this review, ARCT’s board of directors concluded that the Realty Income transaction is superior to other available alternatives, including the status quo. A number of strategic options were evaluated thoroughly beginning in April 2011. Management’s Interests Firmly Aligned with Stockholders: Pro forma for the transaction, ARCT management will own ~$45 million of equity in Realty Income, including over $25 million of existing equity in ARCT. Future Growth Opportunities and Value Creation: Realty Income’s experienced management team has a successful track record of driving dividend growth and producing enhanced stockholder returns. The combined company will be significantly larger and financially stronger than ARCT as a stand-alone company or than its competitors, and will have one of the lowest costs of capital in a sector where low cost capital creates competitive advantage. Favorable Analyst Reaction: The transaction has been reviewed favorably by the research analyst community. ARCT is seeking your support at the Company’s Special Meeting of Stockholders on January 16, 2013, to approve the proposed merger with Realty Income. Your board of directors unanimously determined that merging with Realty Income is the best way to continue delivering value to stockholders. The proposed merger with Realty Income provides a number of compelling benefits to ARCT stockholders: PLEASE VOTE FOR THE PROPOSAL TO MERGE WITH REALTY INCOME USING THE WHITE PROXY CARD TODAY Forward-Looking Statements: Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and Realty’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of the Company and Realty to obtain the stockholder approvals required to consummate the proposed merger; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and Realty’s filings with the SEC, which are available at the SEC’s website at www.sec. gov. The Company and Realty disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise. Additional Information and Where to Find It: In connection with the proposed merger, the Company and Realty have filed a definitive proxy statement with the SEC on December 6, 2012 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://ir.arctreit.com, and copies of the documents filed by Realty with the SEC are available free of charge on Realty’s website at www.realtyincome.com. Participants in Solicitation: The Company, Realty and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Realty’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 21, 2012. Information regarding Realty’s directors and executive officers can be found in Realty’s definitive proxy statement filed with the SEC on March 30, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on December 6, 2012 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from the Company or Realty, as applicable, using the sources indicated above.

American Realty Capital Trust, Inc. Make Your Vote Count VOTE THE WHITE PROXY CARD TODAY VOTE FOR OWNERSHIP OF THE BEST PERFORMING NET LEASE REIT As a result of the merger, ARCT stockholders will own shares of Realty Income, the best performing publicly traded net lease REIT. • Realty Income (NYSE: O) is an $8.7 billion commercial real estate company with a Baa1/BBB/ BBB+ (Moody’s/S&P/Fitch) credit rating. • Realty Income’s annual return to stockholders has been 17.7% since listing on NYSE in 1994 - 670 basis points higher than the Dow Jones Industrial Average, the S&P 500, NASDAQ and FTSE NAREIT Index for the same period. • Since its listing Realty Income’s total capitalization increased from $402 million to $8.7 billion and its share price increased from $8.00 to $40.17. • Realty Income has paid 508 consecutive monthly dividends since 1970 and has increased its monthly dividend 68 times since listing on the NYSE in 1994. • Realty Income’s annual dividend has increased 102% - from $0.90/share to $1.82 since 1994. Upon the closing of the transaction, the dividend is expected to increase another 7% to $1.95/share1. VOTE FOR A SUPERIOR COST OF CAPITAL TO FUND FUTURE GROWTH OPPORTUNITIES AND VALUE CREATION As a result of the merger, ARCT stockholders stand to benefit from greater risk adjusted returns due to the enhanced stability and diversity of the combined property portfolio. • The combined company will be significantly larger and financially stronger than ARCT as a stand-alone or its competitors, and will have one of the lowest costs of capital in a sector where low cost capital creates a competitive advantage. • The combined company’s cost of capital advantage positions it to grow earnings while increasing dividends. • The combined company’s greater scale will facilitate the execution of large transactions through improved access to capital, further enhancing the company’s ability to realize value in the relatively fragmented net lease real estate sector. 1) Current annualized dividend based on December declared dividend of $0.1514 per share. Projected dividend increase assumes a March 2013 close based on 2013E AFFO.

obtained. “In our view, O’s deal for ARCT is an attractive one as it has the lowest capital costs in the public markets and we don’t see better offers being out there for the enterprise.” - J.P. Morgan research report, “3Q a Penny Shy of Our Estimate on Lighter Revenue; Deal Volume as Expected” - October 25, 20123 “For ARCT shareholders, the benefits include a decline in cost of and a greater access to capital, overhead savings, and partnering with the best in class management team with a track record of producing attractive shareholder returns and dividend growth.” - JMP Securities research report, “Merger Overshadows 3Q Report; Maintain MP” - November 2, 20123 “In all, through both a major acquisition like ARCT and the consistent level of acquisition activity on a quarterly basis, Realty Income is poised for substantial growth in our view.” - RBC Capital Markets research report, “3Q Earnings Review: Operations, Acqs Strong; Raising 12/13 Est, Introducing ‘14” - October 29, 20123 Transaction has been received favorably by the research analyst community Cap Rate is the Lowest of Similar Public Net Lease REIT Transactions Implied Cap Rate 5.9% American Realty Capital Trust (2)/ Realty Income (5-Sep-2012) American Financial Realty Trust / Gramercy Capital Corp. (5-Nov-2007) Newkirk Realty Trust /Lexington Realty Trust (23-Jul-2006) Government Properties Trust / Record Realty Trust (23-Oct-2006) Trustreet Properties / General Eletric Capital Corporation (30-Oct-2006) Spirit Finance Corporation / Investor Group led by Macquarie Bank (13-Mar-2007) Capital Automotive REIT / DRA Advisors LLC (6-Sep-2005) 9.0% 7.0% 5.0% 3.0% 1.0% 8.0% 6.0% 4.0% 2.0% 0.0% 7.10-8.25% 7.6% 7.5% 7.5% 7.4% 7.2% VOTE FOR HAVING ARCT’S ASSETS VALUED AT A PREMIUM As a result of the merger, ARCT’s assets are being valued at a price higher than other similar net lease transactions. • On September 5, 2012, the offer value implied a weighted average capitalization rate for ARCT’s assets of 6.1% GAAP cap rate, or 5.9% based on cash rents. • This value is significantly below the weighted average capitalization rate of 8.2% paid by ARCT for its assets as well as the weighted average capitalization rate of similar transactions, which range from 7.1% - 8.25%. • 58% of ARCT’s assets (by acquisition volume) were purchased in 2011 and are already being sold at a much lower capitalization rate. ARCT’S BOARD AND MANAGEMENT’S INTERESTS ARE FIRMLY ALIGNED WITH STOCKHOLDERS • While there are short-term tradeoffs for ARCT stockholders with respect to dividend, the Company’s board and management strongly believe the reduction in yield is far outweighed by potential for growth and value creation in the combined company. • Pro forma for the transaction, ARCT management will own ~ $45 million of equity in Realty Income stock following the close of the transaction, including over $25 million of existing equity in ARCT. • In connection with the transactions contemplated as part of the merger agreement, ARCT management agreed to reduce its total compensation and capped its potential financial upside. American Realty Capital Trust, Inc. Make Your Vote Count VOTE THE WHITE PROXY CARD TODAY 3) Permission for quotation was neither sought nor obtained. “In our view, O’s deal for ARCT is an attractive one as it has the lowest capital costs in the public markets and we don’t see better offers being out there for the enterprise.” - J.P. Morgan research report, “3Q a Penny Shy of Our Estimate on Lighter Revenue; Deal Volume as Expected” - October 25, 20123 “For ARCT shareholders, the benefits include a decline in cost of and a greater access to capital, overhead savings, and partnering with the best in class management team with a track record of producing attractive shareholder returns and dividend growth.” - JMP Securities research report, “Merger Overshadows 3Q Report; Maintain MP” - November 2, 20123 “In all, through both a major acquisition like ARCT and the consistent level of acquisition activity on a quarterly basis, Realty Income is poised for substantial growth in our view.” - RBC Capital Markets research report, “3Q Earnings Review: Operations, Acqs Strong; Raising 12/13 Est, Introducing ‘14” - October 29, 20123 Transaction has been received favorably by the research analyst community Cap Rate is the Lowest of Similar Public Net Lease REIT Transactions Implied Cap Rate 5.9% American Realty Capital Trust (2)/ Realty Income (5-Sep-2012) American Financial Realty Trust / Gramercy Capital Corp. (5-Nov-2007) Newkirk Realty Trust /Lexington Realty Trust (23-Jul-2006) Government Properties Trust / Record Realty Trust (23-Oct-2006) Trustreet Properties / General Eletric Capital Corporation (30-Oct-2006) Spirit Finance Corporation / Investor Group led by Macquarie Bank (13-Mar-2007) Capital Automotive REIT / DRA Advisors LLC (6-Sep-2005) 9.0% 7.0% 5.0% 3.0% 1.0% 8.0% 6.0% 4.0% 2.0% 0.0% 7.10-8.25% 7.6% 7.5% 7.5% 7.4% 7.2% VOTE FOR HAVING ARCT’S ASSETS VALUED AT A PREMIUM As a result of the merger, ARCT’s assets are being valued at a price higher than other similar net lease transactions. • On September 5, 2012, the offer value implied a weighted average capitalization rate for ARCT’s assets of 6.1% GAAP cap rate, or 5.9% based on cash rents. • This value is significantly below the weighted average capitalization rate of 8.2% paid by ARCT for its assets as well as the weighted average capitalization rate of similar transactions, which range from 7.1% - 8.25%. • 58% of ARCT’s assets (by acquisition volume) were purchased in 2011 and are already being sold at a much lower capitalization rate. ARCT’S BOARD AND MANAGEMENT’S INTERESTS ARE FIRMLY ALIGNED WITH STOCKHOLDERS • While there are short-term tradeoffs for ARCT stockholders with respect to dividend, the Company’s board and management strongly believe the reduction in yield is far outweighed by potential for growth and value creation in the combined company. • Pro forma for the transaction, ARCT management will own ~ $45 million of equity in Realty Income stock following the close of the transaction, including over $25 million of existing equity in ARCT. • In connection with the transactions contemplated as part of the merger agreement, ARCT management agreed to reduce its total compensation and capped its potential financial upside. 2) Represents a 5.9% cash cap rate or 6.1% GAAP cap rate 3) Permission for quotation was neither sought nor obtained.

American Realty Capital Trust, Inc. Your Vote is Important Maximize the value of your investment in ARCT Three Easy Ways to Vote: 1. Vote by Telephone. Call toll free: (800) 690-6903. Have your control number in hand. Follow the instructions provided. 2. Vote by Internet. Log onto the website: www.proxyvote.com. Have your control number in hand. Follow the instructions provided. 3. Vote by Mail. Mark, sign, date and return the WHITE proxy card in the postage-paid envelope provided. Stockholders are urged to vote promptly “FOR” this transaction Your Vote Is Important, No Matter How Many Shares You Own If you have questions about how to vote your shares, or need additional assistance, please contact ARCT’s proxy solicitor: D.F. King & Co., Inc. Stockholders Call Toll-Free: (800) 714-3305

Additional Information and Where to Find It

In connection with the proposed merger, the Company and Realty have filed a definitive proxy statement with the SEC on December 6, 2012 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://ir.arctreit.com, and copies of the documents filed by Realty with the SEC are available free of charge on Realty’s website at http://www.realtyincome.com.

Participants in Solicitation

The Company, Realty and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Realty’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 21, 2012. Information regarding Realty’s directors and executive officers can be found in Realty’s definitive proxy statement filed with the SEC on March 30, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on December 6, 2012 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from the Company or Realty, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and Realty’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of the Company and Realty to obtain the stockholder approvals required to consummate the proposed merger; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and Realty’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and Realty disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.